Nationwide Life Insurance Company • Nationwide Variable Account - II • Nationwide Variable Account - 9

Prospectus supplement dated September 20, 2012 to the

Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010; and

M&T All American Gold, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, Nationwide Destination C, BOA Elite Venue Annuity, BOA Choice Venue Annuity II, BOA America's Income Annuity prospectus dated May 1, 2012.

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective October 26, 2012, the following underlying mutual funds will be liquidated and will be merged into the new underlying mutual funds as indicated below:

Liquidated Underlying Mutual Fund	Merged Underlying Mutual Fund
Oppenheimer Variable Account Funds: Oppenheimer High Income Fund/VA – Service Class	Oppenheimer Variable Account Funds: Oppenheimer Global Strategic Income Fund/VA – Service Shares
Oppenheimer Variable Account Funds: Oppenheimer High Income Fund/VA – Class 4	Oppenheimer Variable Account Funds: Oppenheimer Global Strategic Income Fund/VA – Service Shares